Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of October 17, 2025 (this “Amendment”), is among SAGA COMMUNICATIONS, INC. (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

A.The Borrower, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent are parties to a Credit Agreement dated as of August 18, 2015 (as amended, restated, supplemented or otherwise modified from time to time prior to the Fourth Amendment Effective Date (as defined below), the “Existing Credit Agreement”).

B.The Borrower and the other Loan Parties desire to amend the Existing Credit Agreement, and the Administrative Agent and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I.  AMENDMENTS.  Upon Fourth Amendment Effective Date (as defined below), the parties hereto agree that the Existing Credit Agreement (including the Exhibits and Schedules thereto) is hereby amended as reflected by the amended Credit Agreement attached hereto as Exhibit A (the “Amended Credit Agreement”) and any term or provision of the Existing Credit Agreement (including the Exhibits and Schedules thereto) which is different from that set forth in the Amended Credit Agreement shall be replaced and superseded in all respects by the terms and provisions of the Amended Credit Agreement.

ARTICLE II.  REPRESENTATIONS.  Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

2.1The execution, delivery and performance of this Amendment are (a) within each Loan Party's organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders; (b) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, and (ii) notice filings that will be made after the date hereof within any applicable filing deadlines, (c) will not violate any Requirement of Law applicable to any Loan Party or any Subsidiary, (d) will not violate or result in a default under any indenture, material agreement or other material instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, or give rise to a right thereunder to require any payment to be made by any Loan Party or any Subsidiary, and (e) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any Subsidiary, except Liens created pursuant to the Loan Documents.

2.2This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.3After giving effect to this Amendment, the representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

2.4As of the date hereof, no Default exists or has occurred and is continuing, and no Default will be caused after giving effect to this Amendment.

ARTICLE III.  CONDITIONS OF EFFECTIVENESS.  This Amendment shall become effective as the date hereof (the “Fourth Amendment Effective Date”) when all of the following conditions have been satisfied:

3.1The Borrower, the other Loan Parties and the Lenders shall have signed this Amendment.

3.2The Administrative Agent shall have received and be reasonably satisfied with such other documents, and the Borrowers shall have satisfied such other conditions, as described in the closing list delivered in connection herewith, and the payment of all fees as separately agreed upon that are due and payable on or prior to the Fourth Amendment Effective Date.

ARTICLE IV.  RELEASE OF COLLATERAL.  Upon the Fourth Amendment Effective Date, the Administrative Agent’s security interests in the GTC Assets (as defined in the Amended Credit Agreement), but not any proceeds paid for the GTC Assets or any other Collateral, shall automatically be released. Promptly thereafter, Administrative Agent will execute and deliver any mortgage discharges and other Lien releases, and to take such other actions, in each case as reasonably necessary to evidence such release of the Administrative Agent’s security interests in the GTC Assets.

ARTICLE V. MISCELLANEOUS.

5.1References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

5.2Except as expressly amended hereby, the Loan Parties agree that the Credit Agreement and all other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Each of the Loan Parties acknowledges and agrees that the Administrative Agent and the Lenders have fully performed all of their obligations under all Loan Documents or otherwise with respect to the Loan Parties, all actions taken by the Administrative Agent and the Lenders are reasonable and appropriate under the circumstances and within their rights under the Loan Documents and they are not aware of any currently existing claims or causes of action against the Administrative Agent or any Lender, any Subsidiary or Affiliate thereof or any of their successors or assigns, and waives any such claims or causes of action of which they are aware.  The amendment contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

5.3Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.  This Amendment is a Loan Document.  This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.  Among other provisions of the Credit Agreement, this Amendment is subject to Sections 9.06, 9.09 and 9.10 of the Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

SAGA COMMUNICATIONS, INC.

By: /s/ Samuel D. Bush

Name: Samuel D. Bush

Title: Chief Financial Officer

FRANKLIN COMMUNICATIONS, INC.

SAGA BROADCASTING, LLC

SAGA COMMUNICATIONS OF NEW ENGLAND, LLC

SAGA COMMUNICATIONS OF ARKANSAS, LLC

SAGA COMMUNICATIONS OF NORTH CAROLINA, LLC

TIDEWATER COMMUNICATIONS, LLC

SAGA COMMUNICATIONS OF ILLINOIS, LLC

SAGA COMMUNICATIONS OF SOUTH DAKOTA, LLC

LAKEFRONT COMMUNICATIONS, LLC

SAGA COMMUNICATIONS OF IOWA, LLC

SAGA SOUTH COMMUNICATIONS, LLC

SAGA COMMUNICATIONS OF TUCKESSEE, LLC

WATER DRAGON, LLC

SAGA COMMUNICATIONS OF INDIANA, LLC

By: /s/ Samuel D. Bush

Name: Samuel D. Bush

Title: Treasurer

JPMORGAN CHASE BANK, N.A., individually, and as Administrative Agent, Swingline Lender and Issuing Bank

By: /s/ Katie Duncan

Name: Katie Duncan

Title: Authorized Officer

THE HUNTINGTON NATIONAL BANK

By: /s/ Peter Stasevich

Name: Peter Stasevich

Title: Senior Vice President